                          ANNUAL REPORT / MARCH 31 2000

                            AIM TAX-EXEMPT BOND FUND
                                 OF CONNECTICUT

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                             --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------


                CONNECTICUT LANDSCAPE BY HORACE WOLCOTT ROBBINS

           ROBBINS CAPTURES THE PICTURESQUE BEAUTY OF THE CONNECTICUT

           LANDSCAPE IN THIS ELEGANT PAINTING. CONNECTICUT MUNICIPAL

           BONDS, IN WHICH THE FUND INVESTS, PROVIDE CAPITAL FOR THE

                        STATE'S CONTINUING IMPROVEMENT.

                     -------------------------------------


AIM Tax-Exempt Bond Fund of Connecticut is for shareholders who seek to earn a high level of income that is free of both federal and Connecticut taxes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut performance figures are historical, and they reflect the reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived in the past, fund returns would have been lower.
o When sales charges are included in performance figures, those figures reflect the maximum 4.75% sales charge.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o During the fiscal year ended 3/31/00, the fund paid distributions of $0.5145 per share.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o Revenue bonds are bonds issued to finance public works projects and supported directly by the revenues of the project. General obligation bonds are bonds backed by the full faith and credit (including the taxing and further borrowing power) of a state or municipality. Revenue bonds often are considered more attractive, since many public-works projects (water and sewer improvements, for example) are necessities, and demand for them remains constant regardless of economic conditions. Escrowed and pre-refunded bonds are bonds whose repayment is guaranteed by the funds from a second bond issue, usually U.S. Treasury bonds.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index represents an approximation of the performance of investment-grade municipal bonds.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   The reasons for investing in municipal bonds, which are
 [PHOTO OF         generally exempt from federal income taxes, were compelling
Charles T.         at the close of the fiscal year ending March 31, 2000. Newly
  Bauer,           issued investment-grade municipal bonds were offering yields
Chairman of        comparable to those of U.S. Treasury securities, which are
the Board of       subject to federal income taxes. On the other hand, newly
  THE FUND         issued high-yield municipal bonds were offering yields well
APPEARS HERE]      above those of Treasuries. Taking into account the tax-exempt status of municipal bonds, their yields were even more attractive.
                       1999 was a very difficult year for bonds, including
                   municipal issues. However, the first quarter of 2000 witnessed an upturn in the performance of municipal bonds.
                   The changeable nature of the markets reinforces our confidence in the wisdom of investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio-and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

TAX PLANS AND MUNICIPAL BONDS
Because 2000 is an election year, talk of replacing the current federal income tax system with a flat tax or a national sales tax could resurface. However, we believe the prospects are remote that either plan will be adopted. For one, a flat tax could mean higher taxes for most Americans. Secondly, no flat-tax or national-sales-tax bills have been formally proposed. Moreover, both plans would eliminate most tax write-offs--a move that would likely generate strong opposition. Finally, we don't believe the federal government would eliminate the tax-advantaged status of municipal debt at a time when more public-spending responsibilities are being shifted to the state and local level. Thus, we expect municipal bonds to remain a viable and attractive investment option.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended March 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative.

    If you have any questions or comments, we invite you to contact us, either at our Web site, www.aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                THUS, WE EXPECT

                       MUNICIPAL BONDS TO REMAIN A VIABLE

                        AND ATTRACTIVE INVESTMENT OPTION

                     -------------------------------------

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / MANAGERS' OVERVIEW


MUNICIPAL BOND MARKET RECOVERS
FOLLOWING A DIFFICULT 1999

HOW DID THE FUND PERFORM DURING THIS PAST YEAR?
For the fiscal year ended March 31, 2000, AIM Tax-Exempt Bond Fund of Connecticut returned 0.28% at net asset value, that is, without sales charges. By comparison, the Lehman Municipal Bond Index--an index of approximately 40,000 investment-grade tax-exempt bonds--fell by 0.08% during the same period, while the average Connecticut municipal debt fund tracked by Lipper, Inc., an independent mutual fund performance monitor, returned-1.80%.
    During the year, the fund's 30-day distribution rate, at net asset value, rose from 4.69% to 4.85%. The fund's year-end distribution rate of 4.85% represented a taxable equivalent yield of 8.41%. The fund's SEC 30-day yield was 4.15% at maximum offering price, for a taxable equivalent yield of 7.19%. That tax-equivalent yield represented 123% of the yield on a 30-year Treasury bond, which stood at 5.84% on March 31.

    Net asset value per share remained within a narrow range of $10.33 to $11.02 during the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE BOND MARKET DURING THE YEAR? The past year was disappointing for many bond investors, as the Fed hiked interest rates three times in 1999 and twice in early 2000 in a preemptive effort to contain inflation--inflation that to date has remained low. As oil prices tripled from early 1999 to early 2000, and as the stock market's rise caused many Americans to spend more freely, inflation fears were rekindled and the Fed felt obliged to remain vigilant. During the period, the Treasury announced plans to begin buying back long-term federal debt. This buyback caused some investors to worry about scarcity in the years ahead, and prompted increased demand for 30-year Treasury bonds, causing their yields to decline.

WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL-BOND MARKET DURING THE YEAR? Despite a difficult year in which bond prices declined due to a series of interest- rate increases, the yields on municipal bonds relative to Treasuries are some of the most attractive we've seen in years. Indeed, as the reporting period drew to a close, many new investment-grade municipal bonds offered investors yields that approached, and sometimes exceeded, comparable Treasury bond yields. As a result, many municipal bond investors enjoyed tax-free income close to or in excess of that provided by taxable securities.
    Issuance of municipal bonds declined by 18% from 1998 to 1999, from $321.0 billion to $263.3 billion, and issuance during the first quarter of 2000 was down 39%

FUND PERFORMANCE

As of 3/31/00

FUND PROVIDES SOLID INCOME
================================================================================
30-Day Distribution Rate at NAV              4.85%

Taxable-Equivalent Distribution Rate         8.41%*

30-Day SEC Yield at Maximum Offering Price   4.15%

Taxable-Equivalent 30-Day SEC Yield          7.19%*

30-Year U.S. Treasury Bond Yield             5.84%

*Assumes highest marginal federal income tax rate of 39.6% and Connecticut state income tax rate of 4.5%.

Sources: Bloomberg, Lehman Brothers.
================================================================================


================================================================================
FUND VS. 30-YEAR U.S. TREASURY BOND
(Bar Chart)

  8.41%            7.19%            5.84%

  TAXABLE         TAXABLE         30-YEAR
 EQUIVALENT      EQUIVALENT     U.S. TREASURY
DISTRIBUTION       30-DAY           BOND
   RATE*             SEC            YIELD
                    YIELD*
================================================================================

HISTORY OF NET ASSET VALUE STABILITY

10/3/89-3/31/00          (Line Chart)
================================================================================
10.00    10/3/89    10.66    9/92    10.86    9/95    11.13    9/98
10.05    10/89      10.65    12/92   11.01    12/95   11.07    12/98
9.99     3/90       10.88    3/93    10.81    3/96    11.00    3/99
10.02    6/90       11.08    6/93    10.76    6/96    10.77    6/99
9.77     9/90       11.33    9/93    10.8     9/96    10.61    9/99
10.07    12/90      11.29    12/93   10.88    12/96   10.43    12/99
10.11    3/91       10.51    3/94    10.77    3/97    10.51    3/00
10.19    6/91       10.63    6/94    10.9     6/97
10.4     9/91       10.58    9/94    11.01    9/97
10.52    12/91      10.34    12/94   11.09    12/97
10.31    3/92       10.71    3/95    11.04    3/98
10.55    6/92       10.77    6/95    11.04    6/98
================================================================================

There is no guarantee that the fund will maintain a constant NAV. Investment return will vary, so you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

                     -------------------------------------

                          INVESTORS IN MUNICIPAL BONDS

                              FARED BETTER BECAUSE

                              YIELD SPREADS BETWEEN

                            MUNICIPALS AND TREASURIES

                             WERE THE BEST IN YEARS.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / MANAGERS' OVERVIEW


from year-earlier levels. States and municipalities benefited from the nation's robust economy, collecting more income- and property-tax revenues and reducing their need to issue debt. This decline in issuance resulted in greater demand for, and better performance by, municipal bonds--particularly during the first quarter of 2000.

HOW DID CONNECTICUT'S ECONOMY FARE DURING THE REPORTING PERIOD?
Connecticut continued its impressive economic growth during the fiscal year. Jobs in the state have increased for 18 straight quarters, and in January the state's unemployment rate stood at just 2.2%. Connecticut now has regained all the jobs lost during the state's protracted recession of the early 1990s.
    Connecticut is participating fully in the so-called new economy. Throughout the state, 4,500 information-technology businesses employ 74,000 workers who earn, on average, $50,000. Information technology has been the fastest-growing industry segment in the state during the past decade.

30-YEAR AAA GENERAL OBLIGATION MUNICIPAL BOND YIELDS AS A PERCENTAGE OF 30-YEAR U.S. TREASURY BOND YIELDS

3/97-3/00

(Line Chart)
================================================================================
         30-YEAR AAA
         GENERAL OBLIGATION
         MUNIS
--------------------------------------------------------------------------------
3/97     79.5
9/97     80.5
3/98     85
9/98     95
3/99     87.5
9/99     90.8
3/00     94
================================================================================

Over the last three years, yields on high-quality municipal bonds as a percentage of Treasury bond yields have risen dramatically. In the fall of 1998, following the Russian debt crisis, investors flocked to the safety of U.S. Treasury securities, pushing down their yields. Recently, the expectation of a scarcity of Treasury bonds has driven down their yields to such a degree that tax-free munis now represent a bargin. Source: Bloomberg

GIVEN CURRENT ECONOMIC CONDITIONS, HOW HAVE YOU MANAGED THE PORTFOLIO?
As yields rose, we purchased longer-maturity municipal bonds to lock in higher yields. Given our belief that we're approaching the end of the Fed's current tightening cycle, we've begun to increase the fund's weighted average maturity--from 12.1 years at the beginning of the fiscal year to 14.36 years at the close of the fiscal year. As interest rates begin to turn downward, these longer maturities will benefit the fund's shareholders. Duration of the fund's portfolio increased from 4 years to 6.11 years during the reporting period.

WHAT DID THE FUND'S PORTFOLIO LOOK LIKE AT THE CLOSE OF THE FISCAL YEAR? The quality of the portfolio changed little over the reporting period, consisting exclusively of investment-grade bonds. Bonds rated AAA or AA composed 82.20% of the fund's holdings at the close of the reporting period. Overall, at the reporting period's end, the average credit quality of the fund's portfolio was AA as rated by Standard & Poor's, Moody's and Fitch IBCA--widely known credit-rating agencies. The historical ratings are based on analysis of the bonds' investment quality.
    At the close of the reporting period, credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasury securities--composed 39% of the portfolio, up from 25% a year earlier.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We remain generally optimistic about the direction of the Connecticut economy. Employment, income, housing permits, retail sales, tax collections, business starts and business confidence all ended 1999 on a strong note.
    We also remain optimistic about bond markets in general, and tax-exempt municipal bonds in particular. While bonds performed poorly in 1999, historically it is rare that bond markets suffer bad years back-to-back. Demographic trends also favor bonds. With 80 million "boomers" approaching retirement, it's likely they are preparing to shift some of their assets from equity to fixed-income markets.
================================================================================
PORTFOLIO COMPOSITION

As of 3/31/00, based on total net assets

================================================================================
TOP FIVE BOND HOLDINGS

                                     % OF
                COUPON   MATURITY  PORTFOLIO
--------------------------------------------------------------------------------
Connecticut     5.85%    11/15/28    5.38%
State Housing
Mortgage
Finance Program


Connecticut     3.81%    10/01/09    4.62%
State Special
Tax Obligation


Connecticut     6.50%    10/01/12    4.54%
State Special
Tax Obligation


Connecticut     5.50%    11/15/35    4.44%
State Housing
Mortgage
Finance Program


Connecticut     5.95%    05/15/17    4.09%
State Housing
Mortgage
Finance Program
================================================================================
BOND-TYPE DIVERSIFICATION

(Pie Chart)

GENERAL OBLIGATION 18%

REVENUE  82%

AVERAGE QUALITY RATING AA

NUMBER OF HOLDINGS 60

AVERAGE MATURITY 14.36 YEARS

DURATION 6.11 YEARS

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

          See important fund and index disclosures inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT VS. BENCHMARK INDEX
3/31/90-3/31/00

(Hypo Chart)

in thousands
================================================================================
            AIM TAX-EXEMPT            LEHMAN
              BOND FUND           MUNICIPAL BOND
            OF CONNECTICUT            INDEX
--------------------------------------------------------------------------------
3/31/90         9,523                10,000
3/31/91        10,325                10,922.5
3/31/92        11,307                12,013.9
3/31/93        12,727                13,518
3/31/94        12,971                13,831.6
3/31/95        13,956                14,859.3
3/31/96        14,826                16,104.8
3/31/97        15,543                16,982
3/31/98        16,752                18,801.7
3/31/99        17,529                19,967.4
3/31/00        17,579                19,951.5

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

ABOUT THIS CHART
The chart compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the bond market over the period 3/31/90-3/31/00. It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. Unlike your fund, the index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return of your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/00, including sales charges

================================================================================
10 years                          5.80%
 5 years                          3.72
 1 year                          -4.49*
*0.28% excluding sales charges

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

================================================================================

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

SCHEDULE OF INVESTMENTS

March 31, 2000

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
MUNICIPAL
  OBLIGATIONS-100.66%

EDUCATION-6.60%

Connecticut Area
  Cooperative Educational
  Services (Staff
  Development/Administration
  Facilities); Unlimited
  Tax Series GO
  5.625%, 07/15/19(b)        A      --      $1,060   $ 1,037,337
----------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Unlimited Tax Series
  1992 GO
  6.00%, 03/01/02(c)(d)     AAA    Aaa         335       349,717
----------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)         --     A1       1,060     1,072,794
----------------------------------------------------------------
                                                       2,459,848
----------------------------------------------------------------

GENERAL OBLIGATION-14.34%

Bridgeport (Town of),
  Connecticut; Unlimited
  Tax Series A GO
  6.00%, 09/01/06(b)        AAA    Aaa         875       926,826
----------------------------------------------------------------
Brooklyn (City of),
  Connecticut; Unlimited
  Tax Series GO
  5.50%, 05/01/06(b)        AAA    Aaa         250       258,980
----------------------------------------------------------------
  5.70%, 05/01/08(b)        AAA    Aaa         250       261,367
----------------------------------------------------------------
Chester (Town of),
  Connecticut; Unlimited
  Tax Series 1989 GO
  7.00%, 10/01/05            --     A          190       194,239
----------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement); Unlimited
  Tax Series 1991 A GO
  6.75%, 03/01/01(c)(d)     NRR    NRR         680       708,621
----------------------------------------------------------------
  Unlimited Tax Series
  1992 A GO
  6.50%, 03/15/02(c)(d)     NRR    NRR         300       315,795
----------------------------------------------------------------
Guam (Government of);
  Unlimited Tax Series
  1995 A GO
  5.375%, 09/01/00          BBB-    --         250       250,798
----------------------------------------------------------------
Mansfield (City of),
  Connecticut; Unlimited
  Tax Series 1990 GO
  6.00%, 06/15/07            --     A1         100       106,282
----------------------------------------------------------------
  6.00%, 06/15/08            --     A1         100       106,786
----------------------------------------------------------------
  6.00%, 06/15/09            --     A1         100       107,367
----------------------------------------------------------------
New Britain (City of),
  Connecticut; Unlimited
  Tax Series 1992 Various
  Purpose GO
  6.00%, 02/01/11(b)        AAA    Aaa         400       429,968
----------------------------------------------------------------

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
GENERAL OBLIGATION-(CONTINUED)

North Canaan (City of),
  Connecticut; Unlimited
  Tax Series 1991 GO
  6.50%, 01/15/08            --     A3      $  125   $   136,780
----------------------------------------------------------------
  6.50%, 01/15/09            --     A3         125       137,619
----------------------------------------------------------------
  6.50%, 01/15/10            --     A3         125       138,534
----------------------------------------------------------------
  6.50%, 01/15/11            --     A3         125       139,141
----------------------------------------------------------------
Puerto Rico Commonwealth
  (Public Improvement
  Project); Unlimited Tax
  Series 2000 GO
  6.00%, 07/01/29            A     Baa1        500       503,560
----------------------------------------------------------------
Somers (City of),
  Connecticut; Unlimited
  Tax Series 1990 Various
  Purpose GO
  6.00%, 12/01/10            --     A1         190       205,044
----------------------------------------------------------------
Westbrook (City of),
  Connecticut; Unlimited
  Tax Series 1992 GO
  6.40%, 03/15/10(b)        AAA    Aaa         380       420,333
----------------------------------------------------------------
                                                       5,348,040
----------------------------------------------------------------

HEALTH CARE-17.89%

Connecticut Development
  Authority (Elim Park
  Baptist Home); Refunding
  Series A RB
  5.375%, 12/01/18          BBB+    --         500       414,425
----------------------------------------------------------------
Connecticut Development
  Authority (Life Care
  Facility-Seabury);
  Refunding Series RB
  5.00%, 09/01/15(b)         AA     --         500       463,470
----------------------------------------------------------------
Connecticut (State of),
  Development Authority
  (Pfizer Inc. Project);
  Series 1992 PCR
  6.55%, 02/15/13           AAA    Aaa         250       264,132
----------------------------------------------------------------
Connecticut (State of),
  Development Authority
  (Weekly- Corporate
  Independent Living
  Project); Hospital VRD
  Series RB (LOC-Chase
  Manhattan Bank)
  3.75%, 07/01/15(f)         --   VMIG-1         2         2,000
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Bridgeport
  Hospital); Series 1992 A
  RB
  6.625%, 07/01/18(b)       AAA    Aaa         500       519,810
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Danbury
  Hospital);
  Series 1991 E RB
  6.50%, 07/01/14(b)        AAA    Aaa         750       774,540
----------------------------------------------------------------
  Series G RB
  5.625%, 07/01/25(b)       AAA    Aaa         250       243,890
----------------------------------------------------------------

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority (Middlesex
  Hospital); Series 1992 G
  RB
  6.25%, 07/01/02(c)(d)     NRR    NRR      $1,100   $ 1,158,454
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (New Britain
  Memorial Hospital);
  Series 1991 A RB
  7.75%, 07/01/02(c)(d)     NRR     --         500       542,345
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series F RB
  5.40%, 07/01/09(b)        AAA    Aaa       1,000     1,017,200
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Veteran
  Memorial Medical
  Center); Series 1996 A
  RB
  5.50%, 07/01/26(b)        AAA    Aaa         500       477,915
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Yale-New
  Haven Hospital); Series
  1990 F RB
  7.10%, 07/01/00(c)(d)     NRR    NRR         775       795,995
----------------------------------------------------------------
                                                       6,674,176
----------------------------------------------------------------

HOUSING-30.06%

Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  Series 1991 C,
  Sub-Series C-3,
  6.55%, 11/15/13            AA    Aa2         290       301,754
----------------------------------------------------------------
  Series D-2,
  5.45%, 11/15/24(e)         AA    Aa2       1,250     1,156,413
----------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage
  Finance Program); RB
  Series A-1, 5.70%,
  05/15/08                   AA     Aa         100       102,457
----------------------------------------------------------------
  Sub-Series A-3, 5.95%,
  05/15/17                   AA    Aa3       1,500     1,523,970
----------------------------------------------------------------
  Series E-1, 5.95%,
  05/15/17                   AA    Aa2         500       508,380
----------------------------------------------------------------
  Series 1993 E-1, 6.00%,
  05/15/17                   AA     Aa         675       682,303
----------------------------------------------------------------
  Series C-1, 6.30%,
  11/15/17                   AA     Aa       1,270     1,315,504
----------------------------------------------------------------
  Series C-2, 6.25%,
  11/15/18                   AA    Aa2         750       774,472
----------------------------------------------------------------
  Series C-2, 6.70%,
  11/15/22(e)                AA    Aa2          90        92,389
----------------------------------------------------------------
  Series C-2, 5.85%,
  11/15/28(e)                AA    Aa2       2,065     2,006,355
----------------------------------------------------------------
  Series A-2, 5.20%,
  11/15/29(e)                AA    Aa2       1,250     1,090,775
----------------------------------------------------------------
  Series C, 5.50%,
  11/15/35(e)                AA    Aa2       1,775     1,657,264
----------------------------------------------------------------
                                                      11,212,036
----------------------------------------------------------------

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
LEASE RENTAL-1.12%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project);
  Series 1991 Lease-Rental
  Revenue COP
  6.25%, 12/15/01(c)(d)     NRR    NRR      $  400   $   419,020
----------------------------------------------------------------

TRANSPORTATION-14.50%

Connecticut (State of),
  Special Parking
  Obligation (Bradley
  International Airport);
  Series 2000 A RB
  6.60%, 07/01/24(b)(e)      A      --         250       250,800
----------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure);
  Series 1991 B RB
  6.25%, 10/01/01(c)(d)     NRR    NRR       1,000     1,044,380
----------------------------------------------------------------
  Series A
  6.80%, 06/01/03(c)(d)     NRR    NRR       1,250     1,324,925
----------------------------------------------------------------
  Series 1991 B
  6.50%, 10/01/10           AA-     A1         530       590,611
----------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); Series 1991
  B RB
  6.50%, 10/01/12           AA-     A1       1,500     1,692,225
----------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority); Series X RB
  5.20%, 07/01/03            A     Baa1        500       505,895
----------------------------------------------------------------
                                                       5,408,836
----------------------------------------------------------------

UTILITIES-2.33%

Guam (Government of) Power
  Authority (Electrical,
  Light & Power
  Improvements); Series A
  RB
  5.25%, 10/01/34           BBB    Baa3      1,000       870,150
----------------------------------------------------------------

WATER & SEWER-6.48%

Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic
  Co. Project); Refunding
  Series RB
  7.25%, 06/01/20           AA-     --         800       818,384
----------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  RB
  7.00%, 01/01/11           AAA    Aaa       1,100     1,143,417
----------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Unlimited Tax Series
  1991 GO
  6.75%, 08/15/06            --    Aa3         180       197,996
----------------------------------------------------------------

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
WATER & SEWER-(CONTINUED)

South Central Connecticut
  Regional Water
  Authority; Eighth Series
  1990 A Water System RB
  6.60%, 08/01/00(c)(d)     NRR    NRR      $  250   $   256,968
----------------------------------------------------------------
                                                       2,416,765
----------------------------------------------------------------

MISCELLANEOUS-7.34%

Connecticut Development
  Authority (Economic
  Development Projects);
  Refunding Series 1992 A
  RB
  6.00%, 11/15/08           AA-     Aa         500       510,660
----------------------------------------------------------------
Connecticut (State of),
  Special Tax Obligation
  (JP Morgan PUTTERS
  Receipt); VRD Series 114
  1999 A RB
  3.81%, 10/01/09(f)(g)      --   VMIG-1     1,725     1,725,000
----------------------------------------------------------------

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
MISCELLANEOUS-(CONTINUED)

Virgin Islands Public
  Financial Authority
  (Gross Receipts Taxes);
  Series 1999 A RB
  6.125%, 10/01/29(b)        A      --      $  500   $   503,890
----------------------------------------------------------------
                                                       2,739,550
----------------------------------------------------------------
TOTAL INVESTMENTS-100.66% (Cost $36,750,721)          37,548,421
----------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(0.66)%                   (245,961)
----------------------------------------------------------------
NET ASSETS-100.00%                                   $37,302,460
================================================================

Investment Abbreviations:

COP    -- Certificates of Participation
GO     -- General Obligation Bonds
LOC    -- Letter of Credit
PCR     -- Pollution Control Revenue Bonds
PUTTERS -- Putable Tax Exempt Receipts
RB     -- Revenue Bonds
VRD    -- Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.
(b) Secured by bond insurance provided by one of the following companies: AMBAC, FGIC, FSA or MBIA.
(c) Security has an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Secured by an escrow fund of U.S. Treasury obligations.
(e) Security subject to the alternative minimum tax.
(f) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/00.
(g) The Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include variable rate instruments. These instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest. Because synthetic municipal instruments involve a trust and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

ASSETS:

Investments, at value (cost $36,750,721)   $   37,548,421
---------------------------------------------------------
Receivables for:
  Capital stock sold                               46,415
---------------------------------------------------------
  Interest                                        688,609
---------------------------------------------------------
Investment for deferred compensation plan          28,833
---------------------------------------------------------
Other assets                                        2,107
---------------------------------------------------------
    Total assets                               38,314,385
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           748,484
---------------------------------------------------------
  Capital stock reacquired                        106,877
---------------------------------------------------------
  Dividends                                        61,409
---------------------------------------------------------
  Deferred compensation                            28,833
---------------------------------------------------------
Accrued advisory fees                              16,983
---------------------------------------------------------
Accrued administrative services fees                4,235
---------------------------------------------------------
Accrued transfer agent fees                         2,203
---------------------------------------------------------
Accrued distribution fees                          23,053
---------------------------------------------------------
Accrued operating expenses                         19,848
---------------------------------------------------------
    Total liabilities                           1,011,925
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   37,302,460
=========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,550,418
=========================================================
Net asset value and redemption price per
  share                                    $        10.51
=========================================================
Offering price per share:
  (Net asset value of $10.51 / 95.25%)     $        11.03
=========================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 2000

INVESTMENT INCOME:

Interest income                               $ 2,342,851
---------------------------------------------------------

EXPENSES:

Advisory fees                                     199,285
---------------------------------------------------------
Administrative services fees                       49,944
---------------------------------------------------------
Custodian fees                                      2,101
---------------------------------------------------------
Transfer agent fees                                22,866
---------------------------------------------------------
Professional fees                                  26,546
---------------------------------------------------------
Distribution fees                                  99,643
---------------------------------------------------------
Other                                              38,026
---------------------------------------------------------
    Total expenses                                438,411
---------------------------------------------------------
Less: Fees waived by advisor                       (5,871)
---------------------------------------------------------
    Expenses paid indirectly                         (433)
---------------------------------------------------------
    Net expenses                                  432,107
---------------------------------------------------------
Net investment income                           1,910,744
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                          (308,420)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities      (1,602,460)
---------------------------------------------------------
Net gain (loss) on investment securities       (1,910,880)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $      (136)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED MARCH 31, 2000 AND 1999

                                                                 2000            1999
                                                              -----------     -----------
OPERATIONS:
  Net investment income                                       $ 1,910,744     $ 1,969,711
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities     (308,420)          8,698
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (1,602,460)       (113,211)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                     (136)      1,865,198
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income       (1,927,885)     (2,022,076)
-----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions        (2,209,321)      1,030,126
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (4,137,342)        873,248
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          41,439,802      40,566,554
-----------------------------------------------------------------------------------------
  End of period                                               $37,302,460     $41,439,802
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $37,046,987     $39,259,242
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (30,043)        (17,677)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (512,184)       (201,923)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                797,700       2,400,160
-----------------------------------------------------------------------------------------
                                                              $37,302,460     $41,439,802
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of current income exempt from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal securities.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors, or persons designated by the Board of Directors, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis. On March 31, 2000, undistributed net investment income was increased by $4,775, undistributed net realized gain (loss) was decreased by $1,841 and paid-in capital decreased by $2,934 as a result of differing book/tax reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions--It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $209,019, which expires, if not previously utilized, through the year 2008. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the year ended March 31, 2000, AIM waived advisory fees of $5,871.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2000, AIM was paid $49,944 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. For the year ended March 31, 2000, AFS was paid $16,463 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. For the year ended March 31, 2000, the Fund paid AIM Distributors $99,643 as compensation under the Plan.
  AIM Distributors received commissions of $25,420 from sales of shares of the Fund's capital stock during the year ended March 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock.
  Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 2000, the Fund paid legal fees of $5,036 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended March 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $433 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $433 during the year ended March 31, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to directors who are not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 2000 were $10,747,463 and $12,752,238, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $1,244,839
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (447,139)
------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $  797,700
========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 2000 and 1999 were as follows:

                                                                       2000                      1999
                                                              -----------------------   -----------------------
                                                               SHARES       AMOUNT       SHARES       AMOUNT
                                                              --------   ------------   ---------   -----------
Sold                                                           615,888   $  6,621,410     634,272   $ 7,019,083
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                            111,105      1,180,598     118,804     1,314,072
---------------------------------------------------------------------------------------------------------------
Reacquired                                                    (942,707)   (10,011,329)   (660,290)   (7,303,029)
---------------------------------------------------------------------------------------------------------------
                                                              (215,714)  $ (2,209,321)     92,786   $ 1,030,126
===============================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended March 31, 2000.

                                                               2000       1999       1998       1997       1996
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 11.00    $ 11.04    $ 10.77    $ 10.81    $ 10.71
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income                                          0.51       0.53       0.55       0.56       0.56
------------------------------------------------------------  -------    -------    -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.49)     (0.03)      0.27      (0.05)      0.10
------------------------------------------------------------  -------    -------    -------    -------    -------
    Total from investment operations                             0.02       0.50       0.82       0.51       0.66
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions from net investment income                   (0.51)     (0.54)     (0.55)     (0.55)     (0.56)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 10.51    $ 11.00    $ 11.04    $ 10.77    $ 10.81
============================================================  =======    =======    =======    =======    =======
Total return(a)                                                  0.28%      4.64%      7.78%      4.84%      6.24%
============================================================  =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $37,302    $41,440    $40,567    $38,118    $39,355
============================================================  =======    =======    =======    =======    =======
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.09%(b)    0.99%     0.88%      0.72%      0.66%
============================================================  =======    =======    =======    =======    =======
  Without fee waivers and/or expense reimbursements              1.10%(b)    1.11%     1.11%      1.09%      1.16%
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets             4.79%(b)    4.78%     5.02%      5.18%      5.16%
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                            28%         7%         5%        17%        17%
============================================================  =======    =======    =======    =======    =======

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $39,857,079.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Tax-Exempt Bond Fund of Connecticut:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond Fund of Connecticut as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG
                       May 1, 2000
                       Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                               OFFICE OF THE FUND

Charles T. Bauer                               Charles T. Bauer                       11 Greenway Plaza
Chairman                                       Chairman                               Suite 100
A I M Management Group Inc.                                                           Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                              INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                       A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary    11 Greenway Plaza
Chief Executive Officer                                                               Suite 100
COMSAT Corporation                             Gary T. Crum                           Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                          TRANSFER AGENT
Director                                       Dana R. Sutton
Cortland Trust Inc.                            Vice President and Treasurer           A I M Fund Services, Inc.
                                                                                      P.O. Box 4739
Edward K. Dunn, Jr.                            Stuart W. Coco                         Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President
Formerly Vice Chairman and President,                                                 CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox
President, Mercantile Bankshares               Vice President                         The Bank of New York
                                                                                      90 Washington Street
Jack Fields                                    Karen Dunn Kelley                      11th Floor
Chief Executive Officer                        Vice President                         New York, NY 10286
Texana Global, Inc.;
Formerly Member                                Mary J. Benson                         COUNSEL TO THE FUND
of the U.S. House of Representatives           Assistant Vice President
                                               and Assistant Treasurer                Ballard Spahr
Carl Frischling                                                                       Andrews & Ingersoll, LLP
Partner                                        Sheri Morris                           1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP          Assistant Vice President               Philadelphia, PA 19103
                                               and Assistant Treasurer
Robert H. Graham                                                                      COUNSEL TO THE DIRECTORS
President and Chief Executive Officer          Renee A. Friedli
A I M Management Group Inc.                    Assistant Secretary                    Kramer, Levin, Naftalis & Frankel LLP
                                                                                      919 Third Avenue
Prema Mathai-Davis                             P. Michelle Grace                      New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.    Assistant Secretary
                                                                                      DISTRIBUTOR
Lewis F. Pennock                               Nancy L. Martin
Attorney                                       Assistant Secretary                    A I M Distributors, Inc.
                                                                                      11 Greenway Plaza
Louis S. Sklar                                 Ofelia M. Mayo                         Suite 100
Executive Vice President                       Assistant Secretary                    Houston, TX 77046
Hines Interests
Limited Partnership                            Lisa A. Moss                           AUDITORS
                                               Assistant Secretary
                                                                                      KPMG LLP
                                               Kathleen J. Pflueger                   700 Louisiana
                                               Assistant Secretary                    Houston, TX 77002

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

(UNAUDITED)
REQUIRED FEDERAL INCOME TAX INFORMATION

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2000.

AIM Tax-Exempt Bond Fund of Connecticut paid ordinary dividends in the amount of $0.5145 per share to shareholders during the Fund's tax year ended March 31, 2000. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                AIM Money Market Fund                          leadership in the mutual-fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                       since 1976 and managed approximately $176
AIM Capital Development Fund                                                             billion in assets for more than 7.4
AIM Constellation Fund(1)                 INTERNATIONAL GROWTH FUNDS                     million shareholders, including
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund           individual investors, corporate clients
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                          and financial institutions, as of
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund                    March 31, 2000.
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(5)                        The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund(2)         AIM European Development Fund                  Trademark-- is distributed nationwide,
AIM Select Growth Fund                    AIM International Equity Fund                  and AIM today is the eighth-largest mutual
AIM Small Cap Growth Fund(3)              AIM Japan Growth Fund                          fund complex in the United States in
AIM Small Cap Opportunities Fund(4)       AIM Latin American Growth Fund                 assets under management, according to
AIM Value Fund                            AIM New Pacific Growth Fund(8)                 Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                      fund monitor.
                                          GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                     AIM Global Growth Fund
AIM Advisor Large Cap Value Fund(8)       AIM Global Trends Fund(7)
AIM Advisor Real Estate Fund
AIM Balanced Fund                         GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                      AIM Global Growth & Income Fund(8)
AIM Charter Fund                          AIM Global Utilities Fund

INCOME FUNDS                              GLOBAL INCOME FUNDS
AIM Floating Rate Fund                    AIM Emerging Markets Debt Fund(8)
AIM High Yield Fund                       AIM Global Government Income Fund(8)
AIM High Yield Fund II                    AIM Global Income Fund
AIM Income Fund                           AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund        THEME FUNDS
                                          AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Financial Services Fund
AIM High Income Municipal Fund            AIM Global Health Care Fund
AIM Municipal Bond Fund                   AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Resources Fund
AIM Tax-Free Intermediate Fund            AIM Global Telecommunications and Technology Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (7) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. (8) AIM Advisor Large Cap Value Fund, AIM Emerging Markets Debt Fund, AIM Global Government Income Fund, AIM Global Growth & Income Fund and AIM New Pacific Growth Fund closed to new investors on April 28, 2000. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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